Exhibit 10.64
Dated       28 June 2018
NORTHERN SHIPPING FUND III LP
as Agent

and
NORTHERN SHIPPING FUND III LP
as Security Trustee
and
THE ENTITIES LISTED IN SCHEDULE 1
as Lenders
IN FAVOUR OF
KNIGHT OCEAN NAVIGATION CO.
as Borrower
and
EMPEROR HOLDING LTD.
as Shareholder

and
V. SHIPS LIMITED
as Approved Technical Manager
and
FIDELITY MARINE INC.
as Approved Commercial Manager

DEED OF RELEASE

relating to a facility of (originally)
US$32,000,000
 for m.v. "LORDSHIP" and m.v. "KNIGHTSHIP"

Index
Clause		Page

1	Interpretation	1
2	Release of Security	2
3	Reassignment of Assigned Property	3
4	Further Documents	3
5	Third party rights	4
6	Governing Law and Jurisdiction	4

Schedules

Schedule 1 Lenders	5
Schedule 2 The Released Assets	6
Schedule 3	7
Part A Form of Notice of Reassignment Notice of Reassignment of Insurances	7
Part B Form of Notice of Reassignment Notice of Reassignment of Insurances	8
Part C Form of Notice of Reassignment Notice of Reassignment of Insurances	9

Execution

Execution	10

THIS DEED is made on      28 June 2018
PARTIES
(1)
NORTHERN SHIPPING FUND III LP, a limited partnership formed in Delaware, United States of America, acting through its office at One Stamford Landing, Suite 212, 62 Southfield Avenue, Stamford, CT 06902, U.S.A. as agent (the "Agent")

(2)
NORTHERN SHIPPING FUND III LP, a limited partnership formed in Delaware, United States of America, acting through its office at One Stamford Landing, Suite 212, 62 Southfield Avenue, Stamford, CT 06902, U.S.A. as security trustee (the "Security Trustee")

(3)	THE ENTITIES LISTED IN SCHEDULE 1 as lenders (the "Lenders")
IN FAVOUR OF
(4)
KNIGHT OCEAN NAVIGATION CO., a corporation incorporated and existing under the laws of the Republic of Liberia having its registered office at 80 Broad street, Monrovia, Liberia, as borrower ("Knight")

(5)
EMPEROR HOLDING LTD., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, the Republic of the Marshall Islands as shareholder (the "Shareholder")

(6)
V. SHIPS LIMITED, a company incorporated in Cyprus acting through its office is at Zinas Kanther, 16-18, Agia Triada, 3035 Limassol, Cyprus as approved technical manager (the "Approved Technical Manager")

(7)
FIDELITY MARINE INC., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, the Republic of the Marshall Islands as approved commercial manager (the "Approved Commercial Manager" and together with the Approved Technical Manager, the "Approved Managers")

BACKGROUND
(A)	By the Facility Agreement the Lenders made available to Knight and Lord Ocean Navigation Co. (together, the "Borrowers") a facility of (originally) up to US$32,000,000.
(B)	As security for the Secured Liabilities, the Borrowers, the Shareholder and the Approved Managers entered into the Finance Documents.
(C)	The Borrowers have, on the date of this Deed, repaid the Loan in full to the Lenders.
(D)
This Deed sets out the terms and conditions on which the Creditor Parties agree, at the request of Knight and the Security Parties, to the release of the Security Interests and certain other obligations created by the Finance Documents.

OPERATIVE PROVISIONS
1	INTERPRETATION
1.1	Definitions
In this Deed:

"Facility Agreement" means the facility agreement dated 28 November 2016 and made between, amongst others, (i) the Borrowers, (ii) the entities listed in Schedule 1 as Lenders, (iii) the Agent and (iv) the Security Trustee.
"German Law Document" means the account pledge in respect of the earnings account of Knight dated 21 March 2017 and made between (i) Knight, (ii) the Lenders, (iii) the Agent and (iv) the Security Trustee.
"Mortgage" means the first preferred Liberian Mortgage over the whole of the Ship dated 13 December 2016 duly recorded in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia on 13 December 2016 at 4:47 AM, E.S.T. in New York, U.S.A. in Book PM 68 at page 1194.
"NY Law Document" means the account pledge and security agreement dated 21 December 2016 made by Knight as pledgor (as defined therein) in favor of the Security Trustee as pledgee regarding the Deposit Account held in the name of Knight with the relevant Account Bank.
"Shares Security" means the shares security dated 28 November 2016 in respect of the share capital of Knight and executed by the Shareholder and the Security Trustee.
"Ship" means m.v. "KNIGHTSHIP" (Official Number 17746) currently registered in the ownership of Knight under the Liberian flag.
"Released Assets" means the assets listed in Schedule 2 (The Released Assets).
1.2	Defined expressions
Defined expressions in the Facility Agreement shall have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.
1.3	Application of construction and interpretation provisions of Facility Agreement
Clause 1.2 (construction of certain terms) of the Facility Agreement applies to this Deed as if it were expressly incorporated in it with any necessary modifications.
2	RELEASE OF SECURITY
2.1	Release
The Creditor Parties irrevocably and unconditionally release all Security Interests (other than (i) the Account and the Pledged Rights in respect of the German Law Document and (ii) the Deposit Account and the Collateral in respect of the NY Law Document) created in its favour by the Borrowers and the Security Parties under the Finance Documents.
2.2	Release of obligations
The Creditor Parties irrevocably and unconditionally release:
(a)
Knight from all its obligations and liabilities under the Facility Agreement and all other Finance Documents (other than (i) the Account and the Pledged Rights in respect of the German Law Document and (ii) the Deposit Account and the Collateral in respect of the NY Law Document);

(b)	the Shareholder from all its obligations and undertakings under the Shares Security; and
(c)	each Approved Manager for all its obligations and undertaking under each Finance Document to which each is a party which creates a Security Interest.
2.3	Release of German Law Document
The Creditor Parties hereby irrevocably and unconditionally release and discharge all Security Interests created in their favour by Knight under the German Law Document and release and discharge all claims and demands each of them may have against Knight under the German Law Document.
2.4	Release of obligations under the German Law Document
The Creditor Parties irrevocably and unconditionally release Knight from all obligations and liabilities under the German Law Document, which document shall cease to have effect against Knight.
2.5	Release of obligations under the NY Law Document
The Creditor Parties irrevocably and unconditionally release:
(a)	Knight from any and all obligations under or in connection with the NY Law Document and in accordance with section 11(b) thereof, terminates the right of the pledge contained therein; and
(b)	its Security Interest in deposit account number 1502525391 and hereby terminates the deposit account control agreement made among Knight, the Security Trustee and Signature Bank.
3	REASSIGNMENT OF ASSIGNED PROPERTY
3.1	Reassignment
The Creditor Parties, without any warranty, representation, covenant or other recourse, reassign:
(a)	to Knight, all rights and interests of every kind in any Released Assets assigned to any Creditor Party by Knight;
(b)	to the Shareholder, all rights and interests of every kind in any Released Assets assigned to any Creditor Party by the Shareholder;
(c)	to the Approved Technical Manager, all rights and interests of every kind in any Released Assets assigned to any Creditor Party by the Approved Technical Manager; and
(d)	to the Approved Commercial Manager, all rights and interests of every kind in any Released Assets assigned to any Creditor Party by the Approved Commercial Manager.

4	FURTHER DOCUMENTS
4.1	Delivery of further documents
Subject to Knight paying to the Security Trustee all expenses incurred by the Security Trustee in accordance with clause 20 (fees, other interests and expenses) of the Facility Agreement, the Security Trustee shall promptly after execution and delivery of this Deed:
(a)	deliver to Knight:
(i)	evidence that the Mortgage has been discharged; and
(ii)	an executed notice of reassignment of Insurances in the form set out in Part A of Schedule 2 (Form of Notice of Reassignment);
(b)	to the Approved Technical Manager, an executed notice of reassignment of Insurances in the form set out in Part B of Schedule 2 (Form of Notice of Reassignment);
(c)	to the Approved Commercial Manager, an executed notice of reassignment of Insurances in the form set out in Part C of Schedule 2 (Form of Notice of Reassignment); and
(d)	deliver to the Shareholder each document delivered to the Security Trustee pursuant to the Shares Security.
5	THIRD PARTY RIGHTS
A person who is not a party to this Deed, or who is not expressed to be a beneficiary of the terms of this Deed, has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.
6	GOVERNING LAW AND JURISDICTION
(a)
This Deed (other than Clauses 2.3, 2.4 and 2.5) and any non-contractual obligations arising out of or in connection with it are governed by English law, Clauses 2.3 and 2.4 hereof and any non–contractual obligations arising out of or in connection with them shall be governed by and construed in accordance with German law and Clause 2.5 hereof and any non–contractual obligations arising out of or in connection with them shall be governed by and construed in accordance with New York law.

(b)	The English courts shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with this Deed.
This Deed has been executed as a Deed and delivered on the date stated at the beginning of this Deed.

Schedule 1

 LENDERS

Lender	Lending Office
Northern Shipping Fund III LP	100 First Stamford Place 6th Floor, Stamford CT 06902 U.S.A. Attn: Sean Durkin Fax No: +1 (203) 487 3435 Email: sd@northernshippingfunds.com

Schedule 2

 THE RELEASED ASSETS
The Ship
The Earnings, Insurances, any Charter, any Charter Guarantee and any Requisition Compensation each as defined in the General Assignment granted by Knight
The Insurances under the Approved Technical Manager's Undertaking in respect of the Ship granted by the Approved Technical Manager
The Insurances under the Approved Commercial Manager's Undertaking in respect of the Ship granted by the Approved Commercial Manager
The Account and the Pledged Rights each as defined in the Account Pledge in respect of the Earnings Account of Knight
The Deposit Account and the Collateral each as defined in the Account Pledge in respect of the Deposit Account of Knight
The Shares and the Derivative Assets each as defined in the Shares Security granted by the Shareholder in respect of the share capital of Knight

Schedule 3

PART A

FORM OF NOTICE OF REASSIGNMENT

 NOTICE OF REASSIGNMENT OF INSURANCES
m.v. "KNIGHTSHIP" (the "Ship")
We, NORTHERN SHIPPING FUND III LP, the assignee of all rights and interest of every kind which KNIGHT OCEAN NAVIGATION CO. (the "Assignor") has to, in or in connection with all policies and contracts of insurance in respect of the Ship, its earnings or otherwise (including entries of the Ship in any protection and indemnity or war risks association) (the "Insurances") pursuant to a first priority assignment dated 13 December 2016 (the "Assignment") GIVE NOTICE that we have reassigned to the Assignor all of the rights and interest of every kind in the Insurances assigned to us by the Assignment and, with effect from the date of this Notice, we have no further rights or interest in the Insurances.
______________________
[●]
for and on behalf of
NORTHERN SHIPPING FUND III LP
Date:    [●] June 2018

PART B

FORM OF NOTICE OF REASSIGNMENT

NOTICE OF REASSIGNMENT OF INSURANCES

m.v. "KNIGHTSHIP" (the "Ship")
We, NORTHERN SHIPPING FUND III LP, the assignee of all rights and interest of every kind which V. SHIPS LIMITED (the "Assignor") has to, in or in connection with all policies and contracts of insurance in respect of the Ship, its earnings or otherwise (including entries of the Ship in any protection and indemnity or war risks association) (the "Insurances") pursuant to a first priority assignment dated 13 December 2016 (the "Assignment") GIVE NOTICE that we have reassigned to the Assignor all of the rights and interest of every kind in the Insurances assigned to us by the Assignment and, with effect from the date of this Notice, we have no further rights or interest in the Insurances.
______________________
[●]
for and on behalf of
NORTHERN SHIPPING FUND III LP
Date:    [●] June 2018

PART C

FORM OF NOTICE OF REASSIGNMENT

 NOTICE OF REASSIGNMENT OF INSURANCES

m.v. "KNIGHTSHIP" (the "Ship")
We, NORTHERN SHIPPING FUND III LP, the assignee of all rights and interest of every kind which FIDELITY MARINE INC. (the "Assignor") has to, in or in connection with all policies and contracts of insurance in respect of the Ship, its earnings or otherwise (including entries of the Ship in any protection and indemnity or war risks association) (the "Insurances") pursuant to a first priority assignment dated 13 December 2016 (the "Assignment") GIVE NOTICE that we have reassigned to the Assignor all of the rights and interest of every kind to the Insurances assigned to us by the Assignment and, with effect from the date of this Notice, we have no further rights or interest in the Insurances.
______________________
[●]
for and on behalf of
NORTHERN SHIPPING FUND III LP
Date:    [●] June 2018

EXECUTION
AGENT
	EXECUTED AS A DEED	)
	by NORTHERN SHIPPING FUND III LP	)
	acting by Kelina Kantzou	)	/s/ Kelina Kantzou
	being an attorney-in-fact	)
	expressly authorised in accordance	)
	with the laws of the state of Delaware	)
	in the presence of:	)
	Witness' signature: /s/ Emmanouil Pontikis	)
	Witness' name: Emmanouil Pontikis	)
Witness' address:	Watson Farley & Williams	)
348 Syngrou Avenue 176 74 Kallithea Athens – Greece

SECURITY TRUSTEE
	EXECUTED AS A DEED	)
	by NORTHERN SHIPPING FUND III LP	)
	acting by Kelina Kantzou	)	/s/ Kelina Kantzou
	being an attorney-in-fact	)
	expressly authorised in accordance	)
	with the laws of the state of Delaware	)
	in the presence of:	)
	Witness' signature: /s/ Emmanouil Pontikis	)
	Witness' name: Emmanouil Pontikis	)
Witness' address:	Watson Farley & Williams	)
348 Syngrou Avenue 176 74 Kallithea Athens – Greece

LENDERS
	EXECUTED AS A DEED	)
	by NORTHERN SHIPPING FUND III LP	)
	acting by Kelina Kantzou	)	/s/ Kelina Kantzou
	being an attorney-in-fact	)
	expressly authorised in accordance	)
	with the laws of the state of Delaware	)
	in the presence of:	)
	Witness' signature: /s/ Emmanouil Pontikis	)
	Witness' name: Emmanouil Pontikis	)
Witness' address:	Watson Farley & Williams	)
348 Syngrou Avenue 176 74 Kallithea Athens – Greece